UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 1, 2026

Date of Report

(Date of earliest event reported)

BRIDGEWATER BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-38412 (Commission File Number)	26-0113412 (I.R.S. Employer Identification No.)
	4450 Excelsior Boulevard, Suite 100 St. Louis Park, Minnesota (Address of principal executive offices)	55416 (Zip Code)

Registrant’s telephone number, including area code: (952) 893-6868

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 Par Value Depositary Shares, each representing a 1/100th interest in a share of 5.875% Non-Cumulative Perpetual Preferred Stock, Series A	BWB BWBBP	The NASDAQ Stock Market LLC The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07           Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) was held on April 28, 2026. The record date for determination of shareholders entitled to vote at the Annual Meeting was February 27, 2026. There were 27,824,565 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Annual Meeting, the holders of 23,627,693 shares, or approximately 84.92 percent of the outstanding shares, were represented in person or by proxy, which constituted a quorum for the Annual Meeting. The proposals listed below were voted on at the Annual Meeting.

Proposal 1: The election of eleven (11) director nominees to serve until the 2027 Annual Meeting of Shareholders or until their successors are duly elected and qualified:

DIRECTOR NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Jerry Baack	20,658,223	341,181	2,628,289
Lisa Brezonik	20,172,001	827,403	2,628,289
Mary Jayne Crocker	20,742,088	257,316	2,628,289
James Johnson	20,457,040	542,364	2,628,289
David Juran	20,697,823	301,581	2,628,289
Mohammed Lawal	20,709,582	289,822	2,628,289
Douglas Parish	20,729,315	270,089	2,628,289
Jeffrey Shellberg	20,713,480	285,924	2,628,289
Thomas Trutna	20,447,030	552,374	2,628,289
Todd Urness	20,526,240	473,164	2,628,289
David Volk	20,709,521	289,883	2,628,289

Proposal 2: The approval, on a non-binding advisory basis, of the 2025 executive compensation:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
20,244,780	641,268	113,356	2,628,289

Proposal 3: The approval of the 2026 Equity Incentive Plan:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
14,768,670	6,169,077	61,657	2,628,289

Proposal 4: The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
23,627,278	139	276	-

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bridgewater Bancshares, Inc.

Date: May 1, 2026
By: /s/ Jerry Baack
Name: Jerry Baack
Title: Chairman and Chief Executive Officer

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